Exhibit 10.44

FOXCONN PROPRIETARY &CONFIDENTIAL

AMENDMENT TWO

TO

SUPPLY AGREEMENT

BETWEEN THE UNDERSIGNED

AIRSPAN NETWORKS INC.
A Delaware corporation having its office at 777 Yamato Road Suite 310 Boca Raton
Florida 33431 USA

Hereinafter referred to as “Purchaser”

AND

CLOUD NETWORK TECHNOLOGY SINGAPORE PTE. LTD.
A Singapore corporation having its registered office at 54 Genting Lane, #03-05 Ruby Land Complex,
Singapore 349562

Hereinafter referred to as “Foxconn”

FOXCONN PROPRIETARY &CONFIDENTIAL

This Amendment Two to Supply Agreement (“Amendment Two”) is made and become effective as of February 21st, 2020 (the “Amendment Two Effective Date”) by and between Purchaser and Foxconn.

RECITALS

WHEREAS, Purchaser and Hon Hai Precision Ind. Co., Ltd. have entered into certain Supply Agreement effective as of April 1st, 2016;

WHEREAS, Purchaser and Foxconn have entered into certain Adoption Agreement effective as of August 1st, 2017, and as a result of this Adoption Agreement, Purchaser and Foxconn have established an independent supply agreement between Customer and Foxconn (as amended, “Supply Agreement”) with terms and conditions identical to Supply Agreement by Purchaser and Hon Hai Precision Ind. Co., Ltd.;

WHEREAS, Purchaser and CNT have entered into Amendment One to Supply Agreement on January 1st, 2018; and

NOW THEREFORE, Purchaser and Foxconn desire to amend certain terms and conditions of Supply Agreement.

AGREEMENT

1.	Amendment of De livery Term.

Upon the Amendment Two Effective Date, Section 8.1 of Supply Agreement and all references thereof in the Supply Agreement shall be deleted in their entireties and replaced with as the following:

“8.1 Delivery Term.

Unless otherwise agreed by both Parties, Foxconn shall deliver the Product to Purchaser on a FOB Haiphong, Vietnam basis according to INCOTERMS 2010. The title and risk of and relating to the Product shall be transferred from Foxconn to Purchaser upon the delivery thereof in accordance with this Section 8.1.”

2.	Miscellaneous.

2.1	Effectiveness. This Amendment Two shall be effective as of the Amendment Two Effective Date first set forth above.

2.2	Entire Agreement. This Amendment Two constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous oral or written agreements with respect to the subject matter hereof, including without limitation any nondisclosure agreements, memorandums of understanding or letters of intent between the Parties with respect to the subject matter hereof. Except as expressly amended by this Amendment Two, all other provisions of the Supply Agreement continue in full force and effect. If there is a conflict between the Supply Agreement and this Amendment Two, the terms of this Amendment Two control.

2.3	Signatures. For the purposes of this Amendment Two, electronic signatures delivered will be treated as original signatures.

FOXCONN PROPRIETARY &CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment Two has been executed by:

AIRSPAN NETWORKS INC.		CLOUD NETWORK TECHNOLOGY SINGAPORE PTE. LTD.

Signature:	/s/ Andre Bakerman	Signature:	/s/ Kevin Liu
Name:	Andre Bakerman	Name:	Kevin Liu
Title:	Director of Fulfillment & Logistics	Title:	Senior AVP
Date:	02-25-2020	Date:	2020/2/20

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